UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of the
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 9, 1998



                   Golden Genesis Company
       (Exact Name of Registrant as Specified in Charter)



   Delaware                 0-12807              86-0411983
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          File Number)        Identification No.)
 incorporation



4585 McIntyre Street, Golden, CO                     80403
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  303/271-7465



Item 5.   Other Events.

        1.  Reincorporation in Delaware.

On June 9, 1998 Photocomm, Inc. d/b/a Golden Genesis Company (the "Company") completed the change of its state of incorporation from Arizona to Delaware.

The reincorporation in the state of Delaware officially changed the Company's name from Photocomm, Inc., to Golden Genesis Company. Reincorporation completes a change of the Company s legal domicile, name, corporate headquarters, and NASDAQ ticker symbol (GGGO). It does not result in any changes in the Company s management, reporting obligation, or assets and liabilities.

The Company s shareholders approved the reincorporation at the Company's annual meeting on May 27, 1998.

                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Golden Genesis Company
Date: July 2, 1998                        By/s/ Jeffrey C. Brines
                                        -----------------------------
                                          Jeffrey C. Brines
                                          Chief Financial Officer